                                THE SHELBY FUNDS

                     Supplement Dated August 1, 2001 to the
                         Prospectus dated August 1, 2001

The following information supplements the disclosure in the Prospectus regarding The Shelby Large Cap Fund:


Shares of The Shelby Large Cap Fund are not currently being offered and are not expected to be available for purchase until on or about September 15, 2001.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE